UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2013

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Coperion Corporation Subsidiary Guaranty

On January 9, 2013, Coperion Corporation (“Coperion”), an indirect subsidiary of Hillenbrand, Inc. (the “Company”), was joined as a party to and guarantor under the Guaranty, dated as of July 27, 2012 (as amended, the “Guaranty”), by and among certain direct and indirect subsidiaries of the Company named therein, under the Company’s Amended and Restated Credit Agreement, originally dated as of July 27, 2012, and as amended and restated as of November 19, 2012, among Hillenbrand and certain of its subsidiaries, JPMorgan Chase Bank, N.A., as administrative agent, and various other agents and lenders named therein.

The foregoing description of Coperion’s joinder to the Guaranty does not purport to be complete and is qualified in its entirety by reference to the Form Of Subsidiary Guaranty and Form of Annex to Guaranty, copies of which were filed as exhibits to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 21, 2012, and which are incorporated herein by reference.

Supplemental Indenture No. 1

On January 10, 2013, the Company, certain direct and indirect subsidiaries of the Company named therein (the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), entered into the Supplemental Indenture No. 1 (the “Supplemental Indenture”), pursuant to which the Guarantors agreed to guarantee the obligations of the Company under its 5.50% Notes due 2020 issued July 9, 2010 pursuant to an Indenture entered into on July 9, 2010 between the Company and the Trustee.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture filed as Exhibit 4.1 hereto and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

4.1

Supplemental Indenture No. 1, dated as of January 10, 2013, by and among Hillenbrand, Inc., Batesville Casket Company, Inc., Batesville Manufacturing, Inc., Batesville Services, Inc., Coperion Corporation, K-Tron America, Inc., K-Tron Investment Co., TerraSource Global Corporation, Process Equipment Group, Inc., Rotex Global, LLC and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: January 11, 2013

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: January 11, 2013

	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Supplemental Indenture No. 1, dated as of January 10, 2013, by and among Hillenbrand, Inc., Batesville Casket Company, Inc., Batesville Manufacturing, Inc., Batesville Services, Inc., Coperion Corporation, K-Tron America, Inc., K-Tron Investment Co., TerraSource Global Corporation, Process Equipment Group, Inc., Rotex Global, LLC and U.S. Bank National Association, as trustee.